UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2020

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	CTG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2020, the Board of Directors (“Board”) of Computer Task Group, Incorporated (“Company”) approved a form of indemnification agreement for each current independent director of the Company and its executive officers. Under the indemnification agreement, the Company agrees, among other things, to indemnify directors and executive officers under the circumstances and to the extent provided for therein, to the maximum extent permitted by New York law, subject to certain exceptions, against certain expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or executive officer and also provide for the advancement of expenses and contribution.

The description of the indemnification agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement between the Company and each of the independent directors and executive officers which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2020, consistent with the retirement age guidelines of the Board of Directors (“Board”) of Computer Task Group, Incorporated (“Company”), Daniel J. Sullivan informed the Board of his decision to retire as a Director and Chairman of the Board, effective as of the conclusion of the 2021 Annual Meeting of Shareholders anticipated to be held on September 16, 2021. Mr. Sullivan’s retirement is not the result of any dispute or disagreement with the Company.

Item 7.01	Regulation FD.

On November 12, 2020, Computer Task Group, Incorporated (“Company”) issued a press release attached hereto as Exhibit 99.1. The press release was also posted to the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.01	Form of Director Indemnification Agreement.

10.02	Form of Officer Indemnification Agreement.

99.1	Press release dated November 12, 2020.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: November 12, 2020	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary

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